                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

     / /  Preliminary Proxy Statement

     / /  Confidential,  for Use of the  Commission  Only (as  permitted by Rule
          14a-6(e)(2))

     / /  Definitive Proxy Statement

     / /  Definitive Additional Materials

     /X/  Soliciting Material Under Rule 14a-12

                       LONE STAR STEAKHOUSE & SALOON, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     /X/  No fee required.

     / /  Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.

     (1)  Title of each class of securities to which transaction applies:
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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     / /  Fee paid previously with preliminary materials:

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     / /  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid

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     (2)  Form, Schedule or Registration Statement No:

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     (3)  Filing Party:

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     (4)  Date Filed:

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         This  filing  consists  of  the  following  information  posted  by the
Registrant on its website on August 23, 2006:

            Information regarding the proposed purchase of Lone Star
                  Steakhouse & Saloon, Inc. by Lone Star Funds

Public Information:

     o    Press release dated August 18, 2006
     o    Merger  Agreement  dated  August 18,  2006 (filed as an exhibit to the
          Company's Current Report on Form 8-K dated August 21, 2006)

Future Information:

The  Company  will file a proxy  statement  with the SEC as soon as  practicable relating  to a special  meeting of  stockholders  of the Company to be called to vote on the proposed transaction.

Comments:

There is no  affiliation  between Lone Star  Steakhouse & Saloon,  Inc. and Lone
Star  Funds  other  than the  proposed  transaction.  The name  similarity  is a coincidence.

     o    The proposed transaction is for the purchase of Lone Star Steakhouse &
          Saloon,  Inc. in its  entirety,  including  all  concepts,  and has no financing contingency.
     o    No members of the current  management  or board of  directors  of Lone
          Star Steakhouse & Saloon,  Inc. will be  participating  with Lone Star
          Funds in the purchase of the Company.
     o    The proxy statement, when filed and to the extent subsequently amended or supplemented, will answer all material questions about the proposed transaction that existing stockholders may have.
     o    Questions  about the  proposed  transaction  should be directed to the
          Company's  proxy  solicitor,   Innisfree  M&A  Incorporated,   at  its
          toll-free number, 877-456-3488.

In  connection  with the  proposed  transaction,  the Company  will file a proxy statement with the Securities  and Exchange  Commission.  INVESTORS AND SECURITY
HOLDERS  ARE  ADVISED TO READ THE PROXY  STATEMENT  WHEN IT  BECOMES  AVAILABLE,
BECAUSE IT WILL CONTAIN  IMPORTANT  INFORMATION.  Investors and security holders may  obtain a free  copy of the  proxy  statement  (when  available)  and  other documents filed by the Company at the Securities and Exchange  Commission's  web
site at  www.sec.gov.  The proxy  statement and such other documents may also be obtained for free by directing  such request to the Company's  proxy  solicitor,
Innisfree M&A  Incorporated,  at 501 Madison Avenue,  20th Floor,  New York, New
York 10022, or at its toll-free number, 877-456-3488.

The Company  and its  directors,  executive  officers  and other  members of its management and employees may be deemed to be participants in the solicitation of proxies from its  stockholders  in  connection  with the  proposed  transaction.
Information  concerning  the  interests  of the  Company's  participants  in the solicitation is set forth in the Company's  proxy  statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission,  and in the proxy statement relating to the transaction when it becomes available.